Equity Incentive Plan	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Disclosure Of Compensation Related Costs Share Based Payments [TextBlock]

19.	Equity Incentive Plan:

On January 12, 2011, the Board adopted the Seanergy Maritime Holdings Corp. 2011 Equity Incentive Plan (“Plan”). A total of 8,750,000 shares of common stock were reserved for issuance under the Plan, which is administered by the Compensation Committee of the Board of Directors.

On February 16, 2011, the Compensation Committee granted an aggregate of 3,332 restricted shares of common stock, pursuant to the Plan. Of the total 3,332 shares issued, 2,667 shares were granted to Seanergy's two executive directors and the other 665 shares were granted to certain of Seanergy's other employees. The fair value of each share on the grant date was $13.28 and is expensed over three years. All the shares vest proportionally over a period of three years, commencing on January 10, 2012. 1,114 shares vested on January 10, 2012, 1,110 shares vested on January 10, 2013 and 1,097 shares vested on January 10, 2014.

In May 2012, the total number of shares originally reserved under the Plan was adjusted to 583,334 shares to reflect the Reverse Stock Split. Under the Plan, officers, key employees, directors, consultants and service providers may be granted incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, unrestricted stock and restricted stock units at the discretion of the Compensation Committee.

The amortization of stock based compensation for the years ended December 31, 2013, 2012 and 2011 amounted to $15, $15 and $14, respectively and is recorded in general and administrative expenses (Note 16).